EXHIBIT 99.1

News Release

CompoSecure, a Reporting Segment of GPGI, Inc, Announces CEO Transition

▪	Appoints Graham Robinson as President and Chief Executive Officer of the CompoSecure reporting segment
▪	Adds 30-year industry veteran with extensive global executive experience and deep expertise transforming industrial and technology companies
▪	Supports the next phase of CompoSecure’s growth strategy

SOMERSET, N.J., Jan. 21, 2026 (GLOBE NEWSWIRE) – CompoSecure, Inc. (NYSE: CMPO), which will be renamed GPGI, Inc. (the “Company”), today announced its Board of Directors has appointed Graham Robinson as President and Chief Executive Officer of CompoSecure, L.L.C., an indirect, wholly owned subsidiary and reporting segment of the Company, effective January 22, 2026. Mr. Robinson succeeds Jon Wilk.

Dave Cote, the Company’s Executive Chairman, said, “We are thrilled to welcome Graham to CompoSecure at this stage in our Company’s journey. Graham is a proven global business leader with extensive experience at blue chip organizations. His deep experience in technology and industrials, as well as his commitment to growth, operational excellence, and M&A, make him the ideal choice to lead CompoSecure through the next phase of our growth strategy. We are entering 2026 with great momentum and are confident in Graham and the leadership team to capture our large, growing market as we continue to accelerate our focus on driving cultural and operational transformation.”

Robinson’s career spans 30 years across the technology and industrial sectors, including at multiple world-class public companies. He brings deep commercial, operational, and financial experience, including a strong background in M&A. Most recently, he served as Operating Executive for The Carlyle Group in the global industrial sector and was SVP & Global President of Stanley Black & Decker’s (NYSE: SWK) Industrial business from 2020 to 2025. Mr. Robinson previously served in several leadership positions of increasing responsibility at Honeywell, including President of Honeywell Industrial Safety and Honeywell Sensing & IoT businesses, from 2013 to 2020. He began his career in the technology sector garnering experience with Samsung Electronics and Micron Technologies, and from 2021 to 2025, served on the Board of Directors of Northrop Grumman, a leading global aerospace and defense technology company. Mr. Robinson holds a Master’s degree in Finance and Strategic Management from The Wharton School of Business, a Master’s degree in Electrical Engineering from Cornell University, and a Bachelor of Science degree in Electrical Engineering from the Polytechnic Institute of NYC.

Mr. Robinson stated, “I am honored to join CompoSecure at such an exciting time in its transformation. As the leader in metal payment cards and authentication solutions, CompoSecure is well positioned within an expanding, high-growth market that offers significant long-term opportunity, supported by sustained customer demand and investment. In addition, the Arculus platform provides upside growth potential with a strong value proposition delivering enhanced security and digital asset capabilities for our customers. I am excited to bring my strategic focus and operational rigor, as well as my commercial experience to bear to capture the robust set of opportunities in front of us. Together with our talented team and support from the Board, I look forward to a seamless transition and to driving continued innovation, operational excellence, and growth to deliver value for our customers, shareholders, and employees.”

Cote concluded, “On behalf of the organization and the Board of Directors, I want to thank Jon for 10 years of tremendous service to CompoSecure. He has been instrumental in driving growth for our Company over the last decade and his impact with customers, employees, and investors has been significant. Jon has helped us establish a strong foundation to build upon and has positioned the company extremely well for this next phase of growth and transformation.”

Financial performance at the CompoSecure reporting segment remains in-line with previously communicated expectations and the CEO transition is not the result of any disagreements with the Board on any matter relating to financial statements, operations, policies, or practices.

On January 12, 2026, CompoSecure, Inc. announced the completion of its business combination with Husky Technologies Limited (“Husky”), a leader in highly engineered equipment and aftermarket services, and the corporate entity rebranding to GPGI, Inc. (“GPGI”), which will be effective on January 22, 2026. This strategic move marks the evolution of GPGI from a single operating business to a diversified, multi-industry compounder. The combination of CompoSecure and Husky establishes a best-in-class organization featuring two market leaders, characterized by approximately 70% recurring revenues, high margins, and robust free cash flow generation. Please refer to the Investor Relations News Releases page for more information.

About GPGI

GPGI, Inc. is a diversified, multi-industry compounder comprised of companies with great positions in good industries. The platform is managed by Resolute Holdings Management, Inc. (NYSE: RHLD) and is purpose-built to acquire, own, and scale high-quality businesses led by great operators, benefiting from a permanent capital base and the systematic deployment of the Resolute Operating System. GPGI currently consists of CompoSecure and Husky Technologies – two market leaders with best-in-class financials and durable opportunities for growth. For more information, please visit gpgi.com.

About CompoSecure, a GPGI Business

Founded in 2000, CompoSecure is a technology partner to market leaders, fintechs, and consumers enabling trust for millions of people around the globe. CompoSecure is a leader in metal payment cards, security, and authentication solutions. CompoSecure combines elegance, simplicity, and security to deliver exceptional experiences and peace of mind in the physical and digital world. CompoSecure’s innovative payment card technology and metal cards with Arculus security and authentication capabilities deliver unique, premium branded experiences, enable people to access and use their financial and digital assets, and ensure trust at the point of a transaction. For more information, please visit CompoSecure.com and GetArculus.com.

Forward Looking Statements

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management. Although we believe that our plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies and events, including those of the CompoSecure and Husky businesses, anticipated outcomes of the acquisition of Husky or the rebranding of CompoSecure, the CEO transition described herein, and anticipated results for 2025 are forward-looking statements. The expected financial results for 2025 are preliminary and unaudited, have not been reviewed by the Company's independent registered public accountants, and remain subject to the completion of normal year-end accounting procedures and adjustments, and are therefore subject to change. In some instances, these statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “outlook” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

CompoSecure Contact

ir@composecure.com